                                                                   EXHIBIT 10.10

                         L E A S E  A G R E E M E N T
                         - - - - -  - - - - - - - - -



BY AND BETWEEN:

FIRST INDUSTRIAL, L.P.,
a Delaware limited partnership,

                                        "Landlord"


                      - and -



MULTILINK TECHNOLOGY CORPORATION,
a California corporation

                                        "Tenant"



Premises: 155 Pierce Street
          Franklin Township,
          Somerset, New Jersey 08873



DATED: Nov. 18, 1999



PREPARED BY: ROBERT K. BROWN, ESQ.

                               TABLE OF CONTENTS
                               -----------------

1.  LEASED PREMISES...........................................    1
    ---------------

2.  TERM OF LEASE.............................................    2
    -------------

3.  RENT......................................................    3
    ----

4.  PARKING AND USE OF EXTERIOR AREA..........................    4
    --------------------------------

5.  USE.......................................................    5
    ---

6.  CONDITION OF LEASED PREMISES..............................    5
    ----------------------------

7.  REPAIRS AND MAINTENANCE...................................    7
    -----------------------

8.  UTILITIES.................................................   12
    ---------

9.  TAXES.....................................................   12
    -----

10. INSURANCE.................................................   14
    ---------

11. SIGNS.....................................................   16
    -----

12. FIXTURES..................................................   17
    --------

13. BROKERAGE.................................................   17
    ---------

14. FIRE AND CASUALTY.........................................   18
    ----------------

15. COMPLIANCE WITH LAWS, RULES AND REGULATIONS...............   19
    -------------------------------------------

16. INSPECTION BY LANDLORD....................................   22
    ---------------------

17. DEFAULT BY TENANT.........................................   23
    -----------------

18. LIABILITY OF TENANT FOR DEFICIENCY........................   25
    ----------------------------------

19. NOTICES...................................................   26
    -------

20. NON-WAIVER BY LANDLORD....................................   26
    ----------------------

21. RIGHT OF TENANT TO MAKE ALTERATIONS AND IMPROVEMENTS......   26
    ----------------------------------------------------

22. NON-LIABILITY OF LANDLORD.................................   27
    -------------------------

23. RESERVATION BY LANDLORD...................................   28
    -----------------------

24. AIR, WATER AND GROUND POLLUTION...........................   28
    -------------------------------

25. STATEMENT OF ACCEPTANCE...................................   29
    -----------------------

26. FORCE MAJEURE.............................................   29
    -------------

27. STATEMENTS BY LANDLORD AND TENANT.........................   29
    ---------------------------------

28. CONDEMNATION..............................................   30
    ------------

29. LANDLORD'S REMEDIES.......................................   31
    -------------------

30. QUIET ENJOYMENT...........................................   32
    ---------------

31. SURRENDER OF PREMISES.....................................   32
    ---------------------

32. INDEMNITY.................................................   33
    ---------

33. LEASE CONSTRUCTION........................................   34
    ------------------

34. BIND AND INURE CLAUSE.....................................   34
    ---------------------

35.  DEFINITIONS...................................... 34
     -----------

36.  DEFINITION OF TERM OF "LANDLORD"................. 34
     --------------------------------

37.  COVENANTS OF FURTHER ASSURANCES.................. 35
     -------------------------------

38.  COVENANT AGAINST LIENS........................... 35
     ----------------------

39.  SUBORDINATION.................................... 35
     -------------

40.  EXCULPATION OF LANDLORD.......................... 36
     -----------------------

41.  NET RENT......................................... 36
     --------

42.  SECURITY......................................... 37
     --------

43.  GLASS............................................ 37
     -----

44.  ASSIGNMENT AND SUBLETTING........................ 37
     -------------------------

45.  FINANCIAL STATEMENTS............................. 40
     --------------------

46.  TENANCY REVIEW................................... 40
     --------------

47.  EXECUTION AND DELIVERY........................... 40
     ----------------------

48.  OPTION TO EXTEND................................. 40
     ----------------

49.  RIGHT OF FIRST OFFER ON CONTIGUOUS SPACE......... 41
     ----------------------------------------

SCHEDULE "A"  - PLOT PLAN

SCHEDULE "B"  - PLAN

   THIS AGREEMENT, made the 18/th/ day of Nov, 1999, by and between FIRST INDUSTRIAL, L.P., a Delaware limited partnership, having an Office at 354 Eisenhower Parkway, Livingston, New Jersey 07039 (having a mailing address at P.O. Box 1639, Livingston, New Jersey 07039), hereinafter called the "Landlord"; and MULTILINK TECHNOLOGY CORPORATION, a California corporation, having an office at 2601 ocean Park Boulevard, Suite 108, Santa Monica, CA 90405, hereinafter called the "Tenant".

                             W I T N E S S E T H :
                             - - - - - - - - - -

    WHEREAS, the Landlord intends to lease to the Tenant space in the building which is currently being constructed by Landlord and which is commonly known as 155 Pierce Street, Franklin Township, Somerset New Jersey 08873, which space contains approximately 21,000 square feet, outside outside dimensions to center line of common wall, identified on the plot plan attached hereto and made a part hereof as Schedule "A", hereinafter referred to as the "Leased Premises"; and

    WHEREAS, the parties hereto wish to mutually define their rights, duties and obligations in connection with the said lease,

    NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for the rents reserved, the mutual considerations herein and the parties mutually intending to be legally bound hereby, the Landlord does demise, lease and let unto the Tenant and the Tenant does rent and take from the Landlord the Leased Premises as described in Article #1, and the Landlord and Tenant do hereby mutually covenant and agree as follows:

   1.  LEASED PREMISES.
       ---------------

       1.1 The Leased Premises shall consist of a portion of the building commonly known as 155 Pierce Street, Franklin Township, Somerset, New Jersey (the "Building"), which space shall contain approximately 21,000 square feet, outside outside dimensions to center line of common wall, identified on the plot plan attached hereto and made a part hereof as Schedule "A", together with all improvements to be constructed thereon by the Landlord for the use of the Tenant, and all easements, improvements, tenements, appurtenances, hereditaments, fixtures and rights and privileges appurtenant thereto, and any and all fixtures and equipment which are to be installed in the Building by the Landlord for the use of the Tenant in its occupancy of the Leased Premises, in accordance with, and as more fully set forth on the Building Standard annexed hereto and made a part hereof as Schedule "B".

       1.2 "Tenant's Percentage" for all lease purposes is hereby deemed to be 46%. The total area of the Building is 46,000 square feet.

   2.  TERM OF LEASE
       -------------

       The Landlord leases unto the Tenant and the Tenant hires the Leased Premises for the term of five (5) years, to commence on or about January 1, 2000, and to end on December 31, 2004, the obligation of the Tenant hereunder being subject to the following proviso:

       2.1 That on or about January 1, 2000, the Landlord shall have substantially completed the Building and the Leased Premises according to the Plan, as defined in Article 6.1 below, and shall deliver to the Tenant a Certificate of Occupancy issued by the authorized issuing officer of the governmental instrumentality having jurisdiction thereof. Upon the delivery by the Landlord to the Tenant of the Leased Premises, and the Certificate of Occupancy hereinabove mentioned, the lease term shall commence and the Tenant's obligation to pay rent shall begin (subject to the provisions of Article 2.2 hereof).

       2.2 Subject to the terms and conditions of this lease, in the event the Leased Premises are delivered to the Tenant in the manner provided in Article
2.1 above, prior to or after January 1, 2000, the lease term of five (5) years shall commence on the first day of the next succeeding month following delivery of possession to the Tenant (hereinafter called the "Commencement Date"). The Tenant shall, however, pay to the Landlord a sum equal to the pro rata share of one (1) month's rent for that portion of the month following delivery of the Leased Premises to the Tenant which is prior to the Commencement Date. During said period of partial monthly occupancy, if any, all other terms and conditions of this lease shall be applicable to the occupancy of the Leased Premises by the Tenant.

       2.3 It is expressly understood and agreed that for the purpose of this lease, wherever and whenever the term "substantial completion" is used, the term "substantial completion" shall not include items of maintenance, service or guarantee, which may be required pursuant to the terms and conditions of this agreement. Substantially completed means:

           (i) completing the building in accordance with Schedule "B" so that
(A) the Leased Premises are ready for the installation of any equipment, furniture, fixtures, or decoration that Tenant will install, and (B) the only incomplete items are minor or insubstantial details of construction, mechanical adjustments, or finishing touches like touch-up plastering or painting;

           (ii) securing a temporary or permanent certificate of occupancy from the local municipality;

           (iii) Tenant, its employees, agents, contractors, and invitees, have ready access to the Building and Leased Premises through its entranceway;

           (iv) the fixtures, and equipment to be installed by Landlord are installed and in good operating order; and

           (e) the Leased Premises are broom clean.

       2.4 The within lease is contingent upon and subject to the Landlord obtaining all necessary governmental permits, approvals and consents for the construction of the Building and the Leased Premises, and upon the issuance of a Certificate of Occupancy permitting the Tenant's use and occupancy thereof.

   3.  RENT
       ----

       3.1 The Tenant covenants and agrees to pay to Landlord, in good and useable funds, the annual rent (the "Fixed Rent") in the amount of TWO HUNDRED EIGHTY THREE THOUSAND FIVE HUNDRED AND 00/100 ($283,500.00) DOLLARS per annum, in equal installments of TWENTY THREE THOUSAND SIX HUNDRED TWENTY FIVE AND 00/100 ($23,625.00) DOLLARS per month.

   All of the foregoing monthly payments shall be made promptly in advance on the first day of each and every month during the term of the lease without demand and without offset or deduction, together with such additional rent and other charges required to be paid by Tenant as are hereinafter set forth ("Additional Rent").

       3.2 Simultaneously with the execution hereof, the Tenant has delivered to the Landlord the first monthly installment of Fixed Rent payable hereunder, together with the security deposit referred to herein.

       3.3 Any installment of Fixed Rent or Additional Rent (herein collectively referred to as "rent") accruing hereunder, and any other sum payable hereunder by Tenant to Landlord which is not paid prior to the fifth (5th) day of any lease month, shall bear a late charge of five (5%) per cent of such Fixed Rent or Additional Rent, to be paid therewith, and the failure to pay such charge shall be a default. Such late charge shall be deemed to be Additional Rent hereunder. It is expressly understood and agreed that the foregoing late charge is not a penalty, but agreed upon compensation to the Landlord for administrative costs incurred by Landlord in connection with any such late payment. In addition, any payment of Fixed Rent or Additional Rent, which is not paid within thirty (30) days of the date upon which it is due shall require the payment of interest at the rate of one and one-half (1 1/2%) percent per month, calculated from the date that such payment was due through the date that any such payment is actually made.

   4.  PARKING AND USE OF EXTERIOR AREA
       --------------------------------

       4.1 The Tenant shall have the right to use the parking spaces serving the Building on a non-exclusive basis, in common with Landlord and the other tenants thereof, and to use the access driveways and allocated parking spaces for its business purposes and for those of its agents, servants, employees or invitees. The Landlord reserves the right to allocate designated parking spaces if Landlord chooses, in which case, fifty three (53) parking spaces shall be allocated to Tenant, at a location reasonably convenient to the Leased Premises. The Landlord and Tenant mutually agree that they will not block, hinder or otherwise obstruct the access driveways and parking areas so as to impede the free flow of vehicular traffic to and from the Building. In connection with the use of the loading platforms, if any, both Landlord and Tenant agree that they will not use the same in connection with the conduct of their business so as to unreasonably interfere with the use of the access driveways and parking areas.

       4.2 The Tenant may not utilize any portion of the land outside of the Leased Premises for outside storage of raw materials or finished products.

   5.  USE
       ---

       The Tenant covenants and agrees to use and occupy the Leased Premises for general offices and for research and development purposes and for any other lawful use, which use by Tenant, however, is and shall be expressly subject to all applicable zoning ordinances, rules and regulations of any governmental instrumentalities, boards or bureaus having jurisdiction thereof.

   6.  CONDITION OF LEASED PREMISES
       ----------------------------

       6.1 Anything herein contained to the contrary notwithstanding, it is expressly understood and agreed that the Tenant shall take the Leased Premises and improvements as of the Commencement Date of the within lease in accordance with plans and specifications to be prepared by Tenant (the "Plan"), which Plan shall be mutually approved by Landlord and Tenant hereunder and attached to the lease as Schedule "B". The Plan shall be submitted to Landlord by Tenant within two (2) weeks following the date of execution hereof. Such Plan shall be supplemented by HVAC, sprinkler and plumbing plans coordinated with the Plan to be prepared by the Landlord's consultants as soon as is reasonably practicable following approval of the Plan. Landlord shall be responsible, at its sole cost and expense, for the cost of installation of the "drop ceiling" and all mechanical systems located above said "drop ceiling" (identified on Schedule "B" as "Base Building Work"). Landlord shall contribute the sum of $199,000.00 DOLLARS (the "Base Building Allowance") toward the cost of construction of the Base Building Work. In addition, Landlord shall contribute the sum of up to THREE HUNDRED FIFTEEN THOUSAND AND 00/100 ($315,000.00) DOLLARS (the "Tenant's Allowance") toward the cost of all leasehold improvements required by the Plan. Tenant shall be responsible for all costs in excess of Tenant's Allowance and the Base Building Allowance which are necessary in connection with the installation of said leasehold improvements, which shall be completed by the contractor selected by Landlord. Landlord and Tenant agree that their approval of the Plan and the cost of performing the work required thereby shall not be unreasonably withheld or delayed. Landlord's contractor is to obtain a minimum of three subcontractor bids for each construction section of the leasehold improvements. The itemized costs of the contractor's fee, general conditions, Base Building Work and subcontractor bids shall be provided to Tenant in writing. Tenant if it so chooses, shall be able to select subcontractors from those submitting bids to Landlord's contractor. As part of the work required by the Plan, Landlord shall close up the existing openings in the rear wall of the Leased Premises, using glass which is substantially equivalent to the "banded" glass located on the front elevation of the Building.

       6.2 Anything hereinabove contained to the contrary, it is expressly understood and agreed that the Landlord's construction obligation shall be limited to the installation of all improvements set forth on the Plan. In the event that any changes or additions are required to the work to be performed by Landlord by any governmental or quasi-governmental entity having jurisdiction over the Tenant or its use and occupancy of the Leased Premises, any such changes or additions shall be performed by the Landlord at the Tenant's sole cost and expense. In addition, in the event that the performance of any such changes or additions shall delay the Commencement Date hereunder, the Commencement Date shall be established as of the date that the Leased Premises would otherwise have been substantially completed by the Landlord, but for such additional requirements which are applicable to the Tenant.

       6.3 During construction of leasehold improvements Tenant's vendors, including, but not limited to voice/data wiring and security system installers will be given full access to the Premises, provided that the vendors coordinate their schedules with the Landlord's contractor. Tenant shall be responsible to obtain all permits and approvals necessary for such work; copies of all of such permits and approvals to be delivered to Landlord. In the event any such work to be performed by Tenant shall delay the issuance of a certificate of occupancy for the Leased Premises, the Commencement Date hereunder shall be established as of the date said certificate of occupancy would otherwise have been issued.

    7. REPAIRS AND MAINTENANCE
       -----------------------

       7.1 The Tenant shall take good care of the Leased Premises and, at its cost and expense, keep and maintain in good repair the interior of the Leased Premises, including all repairs to the floor, the air-conditioning and heating plant, the plumbing, pipes, sewer lines and conduits, and fixtures belonging thereto; and shall replace all air-conditioning, electrical, heating and plumbing plants, fixtures and systems, including mechanical and working parts as may be required; and shall replace all ballasts and fluorescent fixtures; and shall maintain interior water and sewer pipes and connections, and shall generally maintain and repair the interior of the Leased Premises, and shall, at the end or the expiration of the term, deliver up the Leased Premises in good order and condition, damages by fire or casualty, the elements and ordinary wear and tear excepted. The Tenant expressly agrees that it shall enter into a periodic maintenance agreement with a reputable heating, ventilating and air-conditioning contractor, which contract shall provide for a minimum of two (2) inspections per year. A copy of said contract shall be forwarded to the Landlord prior to the Commencement Date and thereafter on an annual basis, and copies of inspection reports shall be delivered to the Landlord within ten (10) days of receipt thereof by Tenant. Upon written request from Tenant, Landlord agrees that it shall perform the foregoing maintenance, repair and replacement services, at Tenant's sole cost and expense, including ten (10%) percent of any such costs or expenses for Landlord's overhead. The Tenant covenants and agrees that it shall not cause or permit any waste (other than reasonable wear and tear), damage or disfigurement to the Leased Premises, or any overloading of the floors of the Building, constituting part of the Leased Premises. Tenant shall reimburse Landlord in connection with exterior maintenance and repairs as hereinafter provided in Article 7.2.

       7.2 The Tenant shall pay to the Landlord, monthly, as Additional Rent, a sum equal to Tenant's Percentage of all costs incurred by the Landlord for the management, maintenance, repair and replacement of the following: (i) roof, gutters, leaders, flashings, metal gravel stops and roof drains;(ii) exterior walls, foundation and parapets; (iii) parking lot, driveways, walkways, exterior lighting; (iv) exterior sewer and utility lines; (v) lawns and shrubbery; (vi) snow removal and general ground maintenance; (vii) any signs serving the whole Building; and (viii) the standby sprinkler system.

       7.3 During each calendar year of the lease term, the Landlord shall estimate the cost of all of the management, repair, maintenance and replacement services required pursuant to Article 7.2 above, as if the building were 100% rented. Landlord shall furnish such estimate to the Tenant, and Tenant shall pay Tenant's Percentage thereof in equal monthly installments, as Additional

Rent. At the expiration of each calendar year during the lease term, the Landlord shall furnish to Tenant a breakdown, certified by the Landlord, as to the total cost of management, maintenance, repair and replacement for such calendar year. In the event Tenant's Percentage of such costs shall be more than the aggregate paid by the Tenant during the preceding calendar year, Tenant shall pay to the Landlord, in one lump sum, any difference in such obligation, said sum to be paid within thirty (30) days after demand. In the event Tenant shall have overpaid its Tenant's Percentage of any such costs, any such overage shall be applied to the monthly management, maintenance, repair and replacement charges prospectively due under the lease. This procedure shall be followed during each calendar year during the lease term, and at the expiration of the lease, any overage or underage shall be credited or paid after computation by the Landlord, which obligation of Landlord and Tenant shall survive the expiration of the lease term.

       7.4 Notwithstanding anything to contrary contained in this Lease, the Tenant shall not be charged for any of the following:

           (a) Costs for entertainment, dining or travel expenses.

           (b) Expenses, penalties, taxes or other costs resulting directly from the negligence or willful misconduct of Landlord, its agents, servants or employees or from it or their unwillingness or inability to make payments when due.

           (c) Costs for which Landlord is reimbursed by net insurance proceeds from its insurance carrier or for which Landlord is reimbursed by any tenant's insurance carrier.

           (d) Amounts paid as ground rental by Landlord.

           (e) The cost of any special service rendered to a tenant in the Building which is not rendered generally to all tenants.

           (f) Any costs incurred in complying with any building code, law, regulation or ordinance enacted prior to this Lease, including the Americans with Disabilities Act and regulations governing the use of chlorofluorocarbons (known as CFCs) and related ozone depleting chemicals, except if due to Tenant's specific use and occupancy of the Leased Premises.

           (g) Federal, state or local income taxes, Real Estate Taxes, franchise, excess profit, gift, transfer, excise, capital stock, estate succession, of inheritance taxes, gross receipts, sales or business privilege taxes except as hereinafter set forth in Article 9, and penalties or interest for late payment of real estate taxes.

           (h) Leasing commissions, attorneys' fees or other costs, disbursements, and other expenses incurred for leasing, renovating, or improving space for tenants.

           (i) Costs, including permit, license, and inspection fees, incurred in renovating, improving, decorating, painting or redecorating vacant space or space for tenants.

           (j) Costs incurred due to the violation by Landlord or another tenant of the terms or conditions of any lease.

           (k) Overhead and profit paid to Landlord or subsidiaries or affiliates of Landlord for management or other services on or to the Property or for services on or to the Property or for supplies or other materials, to the extent that the costs of the services, supplies, or materials exceed the competitive costs of the services, supplies or materials were they not provided by the subsidiary or affiliate.

           (l) Interest on debt or amortization payments on mortgages or deeds of trust or ground leases or any other debt for borrowed money or any fees, interest, principal or points relating thereto.

           (m) Advertising and promotional expenditures, and the costs of signs in or on the Building identifying the owner of the Building, the management or leasing agent or any tenant of the Building.

          (n) Repairs or other work needed because of fire, windstorm or other casualty or cause insured against by Landlord or to the extent Landlord's insurance required under Article 10 would have provided insurance, whichever is the greater coverage.

          (o) Any costs, fines, or penalties incurred because Landlord violated any governmental rule or authority.

          (p) "In-house" legal or accounting fees.

          (q) Depreciation and amortization on the Building;

          (r) Legal fees with respect to the Property (1) relating to disputes with tenants, (2) based on Landlord's negligence or other tortious conduct, (3) relating to enforcing any leases except for enforcing lease provisions for the benefit of the Building's tenants generally, (4) relating to the defense of . Landlord's title to, or interest in, the Property, or (5) arising from efforts to influence prospective legislation, regulations or administrative action.

          (s) General corporate overhead or general administrative expenses paid to the managing agent.

          (t) Management fees and reimbursements paid to Landlord or to its affiliates in excess of management fees and reimbursements that would be payable to outside third parties at current market rates in the same real estate market as the Building.

          (u) Costs for correcting defects in or inadequacy of the design or construction of the Building.

          (v) Any reserve for future expenditures or liabilities that would be incurred subsequent to the then current calendar year.

          (w) Costs incurred to test, survey, cleanup, contain, abate, remove, remediate or otherwise remedy any environmental hazard, hazardous wastes or asbestos-containing materials or any other hazardous or toxic substance, unless caused by the Tenant or Tenant's agents, servants or employees.

          (x) Costs of a capital nature, including capital improvements or alterations, capital repairs, capital equipment and capital tools, as determined under generally accepted accounting principles ("GAAP") consistently applied, but only to the extent that such costs are incurred to improve the quality or capacity of the building, including the land, beyond its initial completed condition as opposed to maintaining the same in its initial completed condition.

All costs for which Tenant shall be charged shall be customary and reasonable for the operation of the Building and Property in a first class manner. No individual cost or item expense shall be charged more than once and Landlord will not recover, from all of the tenants of the Building, more than one hundred (100%) percent of its costs. Upon request Landlord shall forward to Tenant a copy of all supporting documentation for any such charge.

    8.  UTILITIES
        ---------

        8.1 The Tenant shall, at its own cost and expense, pay all utility meter and service charges applicable to the Leased Premises, including gas, sewer, electric, water, standby sprinkler, janitorial and garbage disposal services.

        8.2 The Landlord is hereby granted the privilege of entering the Leased Premises for the purpose of repairing any utility lines which serve the Leased Premises. Any entry shall be upon reasonable prior oral notice except in the event of emergency.

    9.  TAXES
        -----

        9.1 The Tenant shall promptly pay to the Landlord, monthly, in advance, one-twelfth (1/12) of Tenant's Percentage of all annual ad valorem taxes assessed against the land, Building and improvements of which the Leased Premises are a part (the "Property"). Said obligation shall be prorated as of the commencement and termination of the lease. In addition to the obligation to pay real estate taxes as hereinabove set forth, the

Tenant shall, during the term of this lease, pay to the Landlord monthly, in advance, its Tenant's Percentage of any levy for the installation of local improvements affecting the Property assessed by any governmental body having jurisdiction thereof.

        9.2 The Landlord may contest any assessment or levy of taxes on the Property. A contest conducted by the Landlord may include the Property and other land and buildings owned by the Landlord. The Tenant shall have no right to conduct a tax appeal affecting the Property.

        9.3 If at any time during the term of this lease the method or scope of taxation prevailing at the commencement of the lease term shall be altered, modified or enlarged so as to cause the method of taxation to be changed, in whole or in part, so that in substitution for the real estate taxes now assessed there may be, in whole or in part, a capital levy or other imposition based on the value of the Property, or the rents received therefrom, or some other form of assessment based in whole or in part on some other valuation of the Property, then and in such event, such substituted tax or imposition shall be payable and discharged by the Tenant in the manner required pursuant to such law promulgated which shall authorize such change in the scope of taxation, and as required by the terms and conditions of the within lease.

        9.4 Nothing in this lease contained shall require the Tenant to pay any franchise, estate, inheritance, succession, capital levy or transfer tax of the Landlord, or Federal Income Tax, State Income Tax, or excess profits or revenue tax, unless such taxes are in substitution for real property taxes.

        9.5 The Tenant shall pay to Landlord, as Additional Rent, one-twelfth of Tenant's Percentage of annual real estate taxes and assessments to be paid by Tenant, as provided in Article 9.1 above. Landlord shall adjust Tenant's rent payment from time to time based on annual tax requirements, and Landlord shall furnish to Tenant, if requested, a computation and breakdown of Tenant's tax obligation.

    10. INSURANCE
        ---------

        10.1 The Tenant agrees to pay monthly, in advance, as Additional Rent, one-twelfth (1/12th) of Tenant's Percentage of the annual insurance premium or premiums charged to the Landlord for insurance coverage which insures the Property. In the event that Tenant is dissatisfied with said premiums, Landlord shall afford Tenant the right to discuss said premiums with Landlord's insurer; this will impose no obligation on Landlord to change its insurance carrier or the scope of its insurance coverage. The insurance shall be for the full replacement value of all insurable improvements with any customary extensions of coverage including, but not limited to, vandalism, malicious mischief, sprinkler damage, flood insurance and comprehensive liability. Tenant shall pay the full premium attributable to casualty rent insurance, insuring the value of one (1) year's gross rental obligation of Tenant hereunder, including taxes and insurance premiums. Any increase in the premiums hereinabove referred to due to change in rating of the Building, attributable to the use of the Leased Premises by the Tenant, shall be paid entirely by the Tenant. Landlord shall certify annually, the annual cost of such insurance premiums, and shall furnish to Tenant, if requested, a copy of all insurance premium bills for which Tenant has been charged its Tenant's Percentage.

        10.2 Tenant shall provide the following insurance coverage:

             (a) "All Risk" property insurance on a replacement cost basis, covering all of Tenant's personal property, trade fixtures, furnishings and equipment.

             (b) Commercial general public liability and comprehensive automobile liability (and, if necessary to comply with any conditions of this Lease, umbrella liability insurance) covering Tenant against any claims arising out of liability for bodily injury and death and personal injury and advertising injury and property damage occurring in and about the Leased Premises, and/or the Property and otherwise resulting from any acts and operations of Tenant, its agents and employees, with limits of not less than total limits of $2,000,000.00 per occurrence and $5,000,000.00 annual general aggregate, per location. The total amount of a deductible or otherwise self-insured retention with respect to such coverage shall be not more than $10,000.00 per occurrence. Such insurance shall include, inter alia: (i) "occurrence" rather than "claims made" policy forms unless such "occurrence" policy forms are not available; (ii) any and all liability assumed by Tenant under the terms of this Lease, to the extent such insurance is available; (iii) a hostile fire endorsement; (iv) Landlord and any other parties designated by Landlord or Agent (including, but not limited to, its beneficiary, its general and limited partners, and Landlord's mortgagees) shall be designated as Additional Insured(s) with respect to (x) the Leased Premises, and (y) all operations of Tenant, and (2) and Property and areas and facilities of Landlord used by Tenant, its employees, invitees, customers or guests; and (v) severability of insured parties and any cross-liability exclusion deleted so that the protection of such insurance shall be afforded to Landlord in the same manner as if separate policies had been issued to each of the insured parties.

          (c) Workers' compensation and employer's liability insurance with coverage in the amounts required by law.

          (d) Such other policy or policies as are required by insurers by reasons of a change in Tenant's use of, or activities at, the Leased Premises.

        All insurance policies required to be obtained by Tenant under this lease shall: (i) be issued by companies licensed to do business in the State in which the Property is located and reasonably acceptable to Landlord and any Landlord's mortgagees and any other party having any interest in the Property;
(ii) not be subject to cancellation or material change or non-renewal without at least thirty (30) days' prior written notice to Landlord and its mortgagee, if any; (iii) be deemed to be primary insurance in relation to any other insurance maintained by Landlord: and (iv) at the sole option and discretion of Landlord reasonably exercised, include other appropriate endorsements or extensions of coverage as would be required of. Landlord by any of Landlord's mortgagees or any other party having any interest in the Property.

        10.3 The parties hereto mutually covenant and agree that each party, in connection with insurance policies required to be furnished in accordance with the terms and conditions of this lease, or in connection with insurance policies which they obtain insuring such insurable interest as Landlord or Tenant may have in its own properties, whether personal or real, shall expressly waive any right of subrogation on the part of the insurer against the Landlord or Tenant as the same may be applicable, which right to the extent not prohibited or violative of any such policy is hereby expressly waived, and Landlord and Tenant each mutually waive all right of recovery against each other, their agents, or employees for any loss, damage or injury of any nature whatsoever to property or person for which either party is required by this 1ease to carry insurance.

    11. SIGNS
        -----

        The Tenant, at its sole cost and expense shall have the right and privilege of installing on the Building directory and on the front door of the Leased Premises only such signs as are required by Tenant for the purpose of identifying the Tenant. The said signs shall comply with the applicable rules and regulations of the applicable governmental boards and bureaus having jurisdiction thereof, and shall be approved by the Landlord, which approval shall not be unreasonably withheld. The erection of such signs shall not cause any structural damage to the Building. Tenant shall have the right to use one line of the monument directory sign which serves the building, provided that Tenant shall be responsible for the cost of any sign which Landlord places thereon for Tenant. No other exterior signage shall be permitted to Tenant.

    12. FIXTURES
        --------

        The Tenant is given the right and privilege of installing and removing property, machinery, equipment and fixtures in the Leased Premises during the term of the lease subject to compliance with applicable rules and regulations of governmental boards and bureaus having jurisdiction thereof at the cost and expense of Tenant. However, if the Tenant is in default and moves out, or is dispossessed, and fails to remove any property, machinery, equipment and fixtures or other property prior to such default, dispossess or removal, then and in that event, the said property, machinery, equipment and fixtures or other property shall be deemed, at the option of the Landlord, to be abandoned: or in lieu thereof, at the Landlord's option, the Landlord may remove such property and charge the reasonable cost and expense of removal, storage and disposal to the Tenant, together with an additional twenty one (21%) per cent of such costs for Landlord's overhead and profit, which total costs shall be deemed to be Additional Rent hereunder. The Tenant shall be liable for any damage which it causes in the removal of said property from the Leased Premises.

    13. BROKERAGE
        ---------

        The parties mutually represent to each other that HUFF REAL ESTATE, INC. and COLLIERS HOUSTON & CO. are the sole brokers who negotiated and consummated the within lease transaction, and that neither party dealt with any other broker in connection with the within lease, it being understood and agreed that the Landlord shall be responsible, at its sole cost and expense, to pay the real estate brokerage in connection with this lease transaction. Landlord agrees to indemnify, defend and save harmless Tenant in connection with the claims of any real estate broker Claiming commissions in connection with the within transaction and Claiming authority from Landlord. Tenant agrees to indemnify, defend and save harmless Landlord in connection with the claims of any real estate broker claiming commissions in connection with the within transaction and claiming authority from Tenant.

    14. FIRE AND CASUALTY
        -----------------

        14.1 In case of any damage to the Building by fire or other casualty occurring during the term or previous thereto, which renders the Leased Premises wholly untenantable so that the same cannot be repaired within one hundred twenty (120) days from the happening of such damage, then the term hereby created shall, at the option of the Landlord or Tenant, terminate from the date of such damage. If the Landlord or Tenant elects to terminate the lease, the party electing to terminate shall notify the other party of such election within thirty (30) days of the happening of the fire or casualty, and in such event the Tenant shall immediately surrender the Leased Premises and shall pay Fixed Rent and Additional Rent only to the time of such damage and the Landlord may re-enter and re-possess the Leased Premises, discharged from this lease. In the event the Landlord can restore the Leased Premises within one hundred twenty
(120) days, it shall advise the Tenant of such fact, and the lease shall remain in full force and effect during the period of Landlord's restoration, except that Fixed Rent and Additional Rent shall abate, upon the happening of fire or casualty, and while the repairs and restorations are being made, but the rent shall recommence upon restoration of the Leased Premises and delivery of the same by the Landlord to the Tenant. Landlord agrees that it will undertake reconstruction and restoration of the Leased Premises with due diligence and reasonable speed and dispatch, subject to the terms and conditions of Article 26 (Force Majeure). Landlord agrees that it shall give Tenant two (2) weeks advanced notice of the completion of such restoration.

        14.2 If the Building shall be damaged, but the damage is repairable within one hundred twenty (120) days the Landlord agrees to repair the same with due diligence and reasonable speed and dispatch subject to the terms and conditions of Article (Force

Majeure). In such event, the rent accrued and accruing shall not abate, except for that portion of the Leased Premises that has been rendered untenantable and as to that portion the rent shall abate, based on equitable adjustments.

        14.3 The Tenant shall immediately notify the Landlord in case of fire or other damage to the Leased Premises.

        14.4 Notwithstanding anything contained in Article 14.1 or 14.2 above, if such repairs are for any reason not completed within one hundred fifty (150) days, then the Tenant shall have the right to terminate this lease upon written notice to the Landlord of such election, and in such event of termination Landlord and Tenant shall thereupon be released of liability one to the other, and the within lease shall be deemed null and void.

    15. COMPLIANCE WITH LAWS, RULES AND REGULATIONS
        -------------------------------------------

        15.1 (a) The Tenant covenants and agrees that upon acceptance and occupancy of the Leased Premises, it will, during the lease term, promptly, at Tenant's cost and expense, execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Municipal governments and of any and all their instrumentalities, departments and bureaus, applicable to the Leased Premises, as the same may require correction, prevention and abatement of nuisances, violations or other grievances, in, upon or connected with the Tenant's use of the Leased Premises, and/or arising from the operations of the Tenant therein.

             (b) The Tenant covenants and agrees, at its own cost and expense, to comply with such regulations or requests as may be required by the fire or liability insurance carriers providing insurance for the Leased Premises, and will further comply with such other requirements that may be promulgated by the Board of Fire Underwriters, in connection with the use and occupancy by the Tenant of the Leased Premises in the conduct of its business.

             (c) The Tenant covenants and agrees that it will not commit any nuisance, nor permit the emission of any objectionable sound, noise or odors which would be violative of any applicable governmental rule or regulation or would per se create a nuisance. The Tenant further covenants and agrees that it will handle and dispose of all rubbish, garbage and waste in connection with the Tenant's operations in the Leased Premises in accordance with reasonable regulations established by the Landlord from time to time in order to keep the premises in an orderly condition and in order to avoid unreasonable emission of dirt, fumes, odors or debris which may constitute a nuisance or induce pests or vermin.

             (d) Landlord hereby represents and warrants that, on the Commencement Date, the Building vi11 comply with all applicable building codes, rules and regulations. Landlord shall be responsible, in the future, for any such codes, rules and regulations which are applicable to the Building generally, as an office/warehouse type building; Tenant shall be responsible for any such compliance which is required due to Tenant's particular use of the Leased Premises in the conduct of its business.

        15.2 In case the Tenant shall fail or neglect to comply with the aforesaid statutes, ordinances, rules, orders, regulations and requirements or any of them, or in case the Tenant shall neglect or fail to make any necessary repairs, then the Landlord or the Landlord's agents may after ten (10) days' notice (except for emergency repairs, which may be made immediately) enter the Leased Premises and make said repairs and comply with any and all of the said statutes, ordinances, rules, orders, regulations or requirements, at the cost and expense of the Tenant and in case of the Tenant's failure to pay therefor, the said cost and expense shall be added to the next month's rent and be due and payable as such, or the Landlord may deduct the same from the balance of any sum remaining in the Landlord's hands. This provision is in addition to the right of the Landlord to terminate this lease by reason of any default on the part of the Tenant, subject to the rights of the Tenant as hereinabove mentioned in the manner as in this lease otherwise provided.

        15.3 Without limiting anything hereinabove contained in this Article 15, Tenant expressly covenants and agrees to fully comply with the provisions of the New Jersey Industrial Site Recovery Act (N.J.S.A. 13:1K-6, et seq.) hereinafter referred to as "ISPA", and all regulations promulgated thereto (or under its predecessor statute, the New Jersey Environmental Cleanup Responsibility Act) prior to the expiration or earlier termination of the within lease or at any time that any action of the Tenant triggers the applicability of ISRA. In particular, the Tenant agrees that it shall comply with the provisions of ISRA in the event of any "closing, terminating or transferring" of Tenant's operations, as defined by and in accordance with the regulations which have been promulgated pursuant to ISRA. In the event evidence of such compliance is not delivered to the Landlord prior to surrender of the Leased Premises by the Tenant to the Landlord, it is understood and agreed that the Tenant shall be liable to pay to the Landlord an amount equal to one and one-half (1 1/2) times the annual Fixed Rent then in effect, prorated on a monthly basis, together with all applicable additional rent from the date of such surrender until such time as evidence of compliance with ISRA has been delivered to the Landlord, and together with any costs and expenses incurred by Landlord in enforcing Tenant's obligations under this Article 15.3. Evidence of compliance, as used herein, shall mean a "letter of non-applicability" issued by the New Jersey Department of Environmental Protection, hereinafter referred to as "NJDEP", or an approved "no further action letter" or a "remediation action workplan" which has been fully implemented and approved by NJDEP. Evidence of compliance shall be delivered to the Landlord, together with copies of all submissions made to, and received from, the NJDEP, including all environmental reports, test results and other supporting documentation. In addition to the above, Tenant hereby agrees that it shall cooperate with Landlord in the event of the termination or expiration of any other lease affecting the Property, or a transfer of any portion of the property indicated on Schedule "A", or any interest therein, which triggers the provisions of ISRA. In such case, Tenant agrees that it shall fully cooperate with Landlord in connection with any information or documentation which may be requested by the NJDEP. In the event that any remediation of the Property is required in connection with the conduct by Tenant of its business in the Leased Premises, Tenant expressly covenants and agrees that it shall be responsible for that portion of said remediation which is attributable to the Tenant's use and occupancy thereof. Tenant hereby represents and warrants that its Standard Industrial Classification No. is 3599, and that Tenant shall not generate, manufacture,
                      ----
refine, transport, treat, store, handle or dispose of "hazardous substances" as the same are defined under ISRA and the regulations promulgated pursuant thereto. Tenant hereby agrees that it shall promptly inform Landlord of any change in its SIC number or the nature of the business to be conducted in the Leased Premises. The within covenants shall survive the expiration or earlier termination of the lease term.

    16. INSPECTION BY LANDLORD
        ----------------------

        The Tenant agrees that the Landlord's agents, and other representatives, shall have the right, during normal business hours, to enter into and upon the Leased Premises, or any part thereof, with prior notice at all reasonable hours for the purpose of examining the same, or for exhibiting the same to prospective tenants (within the last twelve (12) months of the term of this lease or at any time during which the Tenant is in default under the terms and conditions of this lease) and purchasers (at all times) in the presence of a representative of Tenant (except in the event of emergency) or making such repairs or alterations therein as may be necessary for the safety and preservation thereof, without unduly or unreasonably disturbing the operations of the Tenant (except in the event of emergency).

    17. DEFAULT BY TENANT
        -----------------

        17.1 Each of the following shall be deemed a default by Tenant and a breach of this lease:

             (1) (a) filing of a petition by the Tenant for adjudication as a bankrupt, or for reorganization, or for an arrangement under any federal or state statute, except in a Chapter 11 Bankruptcy where the rent and additional rent stipulated herein is being paid and the terms of the lease are being complied with;

                  (b) dissolution or liquidation of the Tenant;

                  (c) appointment of a permanent receiver or a permanent trustee of all or substantially all of the property of the Tenant, if such appointment shall not be vacated within sixty (60) days, provided the Fixed Rent and Additional Rent stipulated herein is being paid and the terms of the lease are being complied with, during said sixty (60) day period;

                  (d) taking possession of the property of the Tenant by a governmental officer or agency pursuant to statutory authority for dissolution, rehabilitation, reorganization or liquidation of the Tenant if such taking of possession shall not be vacated within sixty (60) days, provided the Fixed Rent and Additional Rent stipulated herein is being paid and the terms of the lease are being complied with, during said sixty (60) day period;

                  (e) making by the Tenant of an assignment for the benefit of creditors;

                  (f) abandonment, desertion or vacation of the Leased Premises by the Tenant, unless Tenant gives Landlord written notice of the proposed extent and duration of any such vacation.

        If any event mentioned in this subdivision (1) shall occur, Landlord may thereupon or at any time thereafter elect to cancel this lease by ten (10) days' notice to the Tenant and this lease shall terminate on the day in such notice specified with the same force and effect as if that date were the date herein fixed for the expiration of the term of the lease.

             (2) (a) Default in the payment of the Fixed Rent or Additional Rent herein reserved or any part thereof for a period of seven (7) days after the same is due and payable as in this lease required.

                  (b) A default in the performance of any other covenant or condition of this lease on the part of the Tenant to be performed for a period of thirty (30) days after notice. For purposes of this subdivision (2) (ii) hereof, no default on the part of Tenant in performance of work required to be performed or acts to be done or conditions to be modified shall be deemed to exist if steps shall have been commenced by Tenant diligently after notice to rectify the same and shall be prosecuted to completion with reasonable diligence, and if the Landlord is indemnified against loss or liability arising from the default.

     17.2 In case of any such default under Article 17.1 (2), at any time following the expiration of the respective grace periods above mentioned, Landlord may serve a notice upon the Tenant electing to terminate this lease upon a specified date not less than seven (7) days after the date of serving such notice and this lease shall then expire on the date so specified as if that date had been originally fixed as the expiration date of the term herein granted; however, a default under Article 17.1 (2), hereof shall be deemed waived if such default is made good before the date specified for termination in the notice of termination served on the Tenant.

     17.3 In case this lease shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, Landlord or its agents may, immediately or any time thereafter, re-enter and resume possession of the Leased Premises or such part thereof, and remove all persons and property therefrom, either by summary proceedings or by a suitable action or proceeding at law, without being liable for any damages therefor. No re-entry by Landlord shall be deemed an acceptance of a surrender of this lease.

        17.4 In case this lease shall be terminated as hereinafter provided, or by summary proceedings or otherwise, Landlord may, in its own name and in its own behalf, relet the whole or any portion of the Leased Premises, for any period equal to or greater or less than the remainder of the then current terms, for any sum which it may deem reasonable, to any tenant which it may deem suitable and satisfactory, and for any use and purpose which it may deem appropriate, and in connection with any such lease Landlord may make such changes in the character of the improvements on the Leased Premises as Landlord may determine to be appropriate or helpful in effecting such lease and may grant concessions or free rent. However, in no event shall Landlord be under any obligation to relet the Leased Premises. Landlord shall not in any event be required to pay Tenant any surplus of any sums received by Landlord on a reletting of the Leased Premises in excess of the rent reserved in this lease.

          17.5 (1) In case this lease be terminated by summary proceedings or otherwise, as provided in this Article 17, and whether or not the Leased Premises be relet, Landlord shall be entitled to recover from the Tenant, the following:

                    (a) a sum equal to all expenses, if any, including reasonable counsel fees, incurred by Landlord in recovering possession of the Leased Premises, and all reasonable costs and charges for the care of the Leased Premises while vacant, which damages shall be due and payable by Tenant to Landlord at such time or times as such expenses shall have been incurred by Landlord; and

                    (b)  a sum equal to all damages set forth in this
               Article 17 and in Article 18.

               (2) Without any previous notice or demand, separate actions may be maintained by Landlord against Tenant from time to time to recover any damages which, at the commencement of any such action, have then or theretofore become due and payable to the Landlord under this Article 17 and subsections hereof without waiting until the end of the then current term.

               (3) All sums which Tenant has agreed to pay by way of adjustments to rent or equitable adjustments in utility charges shall be deemed rent reserved in this lease within the meaning of this Article 17 and subsections hereof.

               (4) Notwithstanding anything in this lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of section 502(b)(6) of the Bankruptcy Code, 11 U.S.C. Section 502(b)(6), or any successor statute.

     18.  LIABILITY OF TENANT FOR DEFICIENCY
          -----------------------------------

          In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the default by the Tenant and the re-entry of the Landlord as permitted by the terms and conditions contained in this lease or by the ejectment of the Tenant by summary proceedings or other judicial proceedings, it is hereby agreed that the Tenant shall remain liable to pay in monthly payments the rent which shall accrue subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained the difference between the rent reserved and the rent collected and received, if any, by the Landlord, during the remainder of the unexpired term, as the amount of such difference or deficiency shall from time to time be ascertained.

     19.  NOTICES
          -------

          19.1 All notices required or permitted to be given to the Landlord shall be given by certified mail, return receipt requested, or by reputable commercial overnight courier service, at the address hereinbefore set forth on the first page of this lease, and/or such other place as the Landlord may designate in writing.

          19.2 All notices required or permitted to be given to the Tenant shall be given by certified mail, return receipt requested, or by reputable commercial overnight courier service, at the address hereinbefore set forth on the first page of this lease, and/or such other place as the Tenant may designate in writing.

     20.  NON-WAIVER BY LANDLORD
          ----------------------

          The failure of the Landlord to insist upon strict performance of any of the covenants or conditions of this lease, or to exercise any option of the Landlord herein conferred in any one or more instances, shall not be construed as a waiver by the Landlord of any of its rights or remedies in this Lease, and shall not be construed as a waiver, relinquishment or failure of any such covenants, conditions, or options, but the same shall be and remain in full force and effect.

     21.  RIGHT OF TENANT TO MAKE ALTERATIONS AND IMPROVEMENTS
          ----------------------------------------------------

          21.1 The Tenant may make alterations, additions or improvements to the Leased Premises (other than as set forth on the Plan) only with the prior written consent of the Landlord, which consent shall not be unreasonably withheld, provided such alterations, additions or improvements do not require structural changes in the Leased Premises, or do not lessen the value of the Building or the Leased Premises. Any consent which Landlord may give shall be conditioned upon Tenant furnishing to Landlord, detailed plans and specifications with respect to any such changes, to be approved by Landlord in writing. As a condition of such consent, Landlord reserves the right to require Tenant to remove, at Tenant's sole cost and expense, any such alterations or additions prior to the expiration of the lease term, provided that any such election shall be made by Landlord at the time it grants its consent to any such alterations or additions. If Landlord does not require such removal, any such alterations or additions shall be deemed to be part of the realty upon installation. All such alterations, additions or improvements shall be only in conformity with applicable governmental and insurance company requirements and regulations applicable to the Leased Premises. Tenant shall hold and save Landlord harmless and indemnify Landlord against any claim for damage or injury in connection with any of the foregoing work which Tenant may make as hereinabove provided.

          21.2 Nothing herein contained shall be construed as a consent on the part of the Landlord to subject the estate of the Landlord to liability under the Construction Lien Law of the State of New Jersey, it being expressly understood that the Landlord's estate shall not be subject to such liability.

     22.  NON-LIABILITY OF LANDLORD
          -------------------------

          22.1 It is expressly understood and agreed by and between the parties to this agreement that the Tenant shall assume all risk of damage to its property, equipment and fixtures occurring in or about the Leased Premises, whatever the cause of such damage or casualty.

          22.2 It is expressly understood and agreed that in any event, the Landlord shall not be liable for any damage or injury to property or person caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of the Building, or from any damage or injury resulting or arising from any other cause or happening whatsoever, except for the negligence or willful misconduct of the Landlord or Landlord's agents, servants or employees.

     23.  RESERVATION BY LANDLORD
          -----------------------

          23.1 The Landlord reserves the right, easement and privilege to enter on the Property and the Leased Premises in order to install, at its own cost and expense, any storm drains and sewers and/or utility lines in connection therewith as may be required by the Landlord. It is understood and agreed that if such work as may be required by Landlord requires an installation which may displace any paving, lawn, seeded area or shrubs the Landlord, shall, at its own cost and expense, restore said paving, lawn, seeded area or shrubs. The Landlord covenants that the foregoing work shall not unreasonably interfere with the normal operation of Tenant's business, and the Landlord shall indemnify and save the Tenant harmless in connection with such installations.

          23.2 Landlord also reserves the right, during the last ninety (90) days of the term if, during or prior to that time, Tenant vacates the Leased Premises (with no intent to return), to decorate, remodel, repair, alter or otherwise prepare the Leased Premises for re-occupancy.

     24.  AIR, WATER AND GROUND POLLUTION
          -------------------------------

          The Tenant expressly covenants and agrees to indemnify, defend, and save the Landlord harmless against any claim, damage, liability, costs, penalties, or fines which the Landlord may suffer as a result of air, water or ground pollution caused by the Tenant in its use of the Leased Premises. The Tenant covenants and agrees to notify the Landlord immediately of any claim or notice served upon it with respect to any such claim the Tenant is causing water, air or ground pollution; and the Tenant, in any event, will take immediate steps to halt, remedy or cure any pollution of air, water or ground caused by the Tenant by its use of the Leased Premises.

The within covenant on the part of the Tenant shall survive the expiration or earlier termination of this lease.

     25.  STATEMENT OF ACCEPTANT
          ----------------------

          Upon the delivery of the Leased Premises to the Tenant, pursuant to the terms and conditions of this lease, the Tenant covenants and agrees that it will furnish to the Landlord a statement that, subject to latent defects and "punch list" items, it accepts the Leased Premises and agrees to pay rent from the date of acceptance, subject to the terms and conditions of the lease as herein contained, which statement may be in recordable form if required by the Landlord, and which statement shall set forth the Date of Commencement and the date of expiration of the lease term.

     26.  FORCE MAJEURE
          -------------

          Except for the obligation of the Tenant to pay rent and other charges as in this lease provided, the period of time during which the Landlord or Tenant is prevented from performing any act required to be performed under this lease by reason of fire, catastrophe, strikes, lockouts, civil commotion, acts of God or the public enemy, government prohibitions or preemptions, embargoes, inability to obtain material or labor by reason of governmental regulations or prohibitions, the act or default of the other party, or other events beyond the reasonable control of Landlord or Tenant, as the case may be, shall be added to the time for performance of such act provided, however, that the party claiming a force majeure delay shall have given written notice of the force majeure delay to the other party within five (5) days after such party has knowledge of said delay.

     27.  STATEMENTS BY LANDLORD AND TENANT
          ---------------------------------

          Landlord and Tenant agree at any time and from time to time upon not less than ten (10) days' prior notice from the other to execute, acknowledge and deliver to the party requesting same, a statement in writing, certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) that it is not in default (or if claimed to be in default, stating the amount and nature of the default) and specifying the dates to which the Fixed Rent, Additional Rent and other charges have been paid in advance, if any; it being intended that any such statement delivered pursuant to this Article may be relied upon as to the facts contained therein.

     28.  CONDEMNATION
          ------------

          28.1 If due to the condemnation or taking or seizure by any authority having the right of eminent domain, (i) more than fifteen (15%) percent of the Leased Premises is taken or rendered untenantable, or (ii) in the event that more than twenty-five (25%) percent of the ground is taken (including the parking areas, but exclusive of front, side and rear set back areas), or (iii) if access to the Leased Premises be denied, which taking in the manner hereinabove referred to and in excess of the foregoing percentage amounts shall unreasonably or unduly interfere with the use of the building, ground area, parking area, or deny access to these premises, then and in either of such events as hereinabove provided, the lease term created shall, at the option of the Tenant, terminate, cease and become null and void from the date when the authority exercising the power of eminent domain takes or interferes with the use of the building on the Leased Premises, its use of the ground area, parking area, or area of access to the Leased Premises. The Tenant shall only be responsible for the payment of rent until the time of surrender. In any event, no part of the Landlord's condemnation award shall belong to or be claimed by the Tenant. Without diminishing Landlord's award, the Tenant shall have the right to make a claim against the condemning authority for such independent claim which it may have and as may be allowed by law, for costs and damages due to relocating, moving and other similar costs and charges directly incurred by the Tenant and resulting from such condemnation.

     28.2 In the event of any partial taking which would not be cause for termination of the within lease or in the event of any partial taking in excess of the percentages provided in Article 28.1, and in which event the Tenant shall elect to retain the balance of the Leased Premises remaining after such taking, then and in either event, the rent shall abate in an amount mutually to be agreed upon between the Landlord and Tenant based on the relationship that the character of the property prior to the taking bears to the property which shall remain after such condemnation. In any event, no part of the Landlord's condemnation award shall belong to or be claimed by the Tenant. However, the Landlord shall, to the extent permitted by applicable law and as the same may be practicable on the site of the Leased Premises, at the Landlord's sole cost and expense, promptly make such repairs and alterations in order to restore the Building and/or improvements to usable condition to the extent of the condemnation award.

     29.  LANDLORD REMEDIES
          -----------------

          29.1 The rights and remedies given to the Landlord in this lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by the Landlord, shall be deemed to be in exclusion of any of the others.

          29.2 In addition to any other legal remedies for violation or breach by or on the part of the Tenant or by any undertenant or by anyone holding or claiming under the Tenant or any one of them, of the restrictions, agreements or covenants of this lease on the part of the Tenant to be performed or fulfilled, such violation or breach shall be restrainable by injunction at the suit of the Landlord.

          29.3 No receipt of money by the Landlord from any receiver, trustee or custodian or debtors in possession shall reinstate, continue or extend the term of this lease or affect any notice theretofore given to the Tenant, or to any such receiver, trustee, custodian or debtor in possession, or operate as a waiver or estoppel of the right of the Landlord to recover possession of the Leased Premises for any of the causes therein enumerated by any lawful remedy; and the failure of the Landlord to enforce any covenant or condition by reason of its breach by the Tenant shall not be deemed to void or affect the right of the Landlord to enforce the same covenant or condition on the occasion of any subsequent default or breach.

               29.4 Tenant agrees that it shall reimburse Landlord for Landlord's reasonable attorney's fees incurred in enforcing the terms and conditions of this lease on the part of the Tenant to be performed. Tenant further agrees to reimburse Landlord for Landlord's attorney's fees incurred in connection with the review by Landlord of any Landlord's waiver, assignment or sublet agreement or any other documentation reviewed by Landlord at Tenant's request.

     30.  QUIET ENJOYMENT
          ---------------

          The Landlord further covenants that the Tenant, on paying the rental and performing the covenants and conditions contained in this lease, shall and may peaceably and quietly have, hold and enjoy the Leased Premises for the term aforesaid.

     31.  SURRENDER OF PREMISES
          ---------------------

          On the last day, or earlier permitted termination of the lease term, Tenant shall quit and surrender the Leased Premises in good and orderly condition and repair (reasonable wear and tear, and damage by fire or other casualty excepted) and shall deliver and surrender the Leased Premises to the Landlord peaceably, together with all alterations, additions and improvements in, to or on the Leased Premises made by Tenant as permitted under the lease. The Landlord reserves the right, however, to require the Tenant at its cost and expense to remove any alterations or improvements installed by the Tenant subsequent to Tenant's initial fit out, and provided that Landlord informs Tenant in writing, at the time, that Landlord approves any such alteration or improvement that Landlord will require removal at the termination of the Lease. This covenant shall survive the surrender and the delivery of the Leased Premises as provided hereunder. Prior to the expiration of the lease term the Tenant shall remove all of its property, fixtures, equipment and trade fixtures from the Leased Premises. The Landlord shall have the right to remove all alterations or improvements, which were installed by the Tenant and not removed prior to the surrender of the Leased Premises, as hereinabove required and all property not removed by Tenant shall be deemed abandoned by Tenant, and Landlord reserves the right to charge the reasonable cost of removal of the same to the Tenant, together with an additional 21% of such costs for Landlord's overhead and profit, which obligation shall survive the lease termination and surrender hereinabove provided. If the Leased Premises be not surrendered at the end of the lease term, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in surrendering the Leased Premises, including, without limitation any claims made by any succeeding tenant founded on the delay.

     32.  INDEMNITY
          ---------

          Anything in this lease to the contrary notwithstanding, and without limiting the Tenant's obligation to provide insurance pursuant to Article 10 hereunder but subject to the provisions of Article 10.4, the Tenant covenants and agrees that it will indemnify, defend and save harmless the Landlord against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including without limitation reasonable attorneys' fees, which may be imposed upon or incurred by Landlord by reason of any of the following occurring during the term of this lease:

          (a) Any matter, cause or thing arising out of Tenant's use, occupancy, control or management of the Leased Premises and any part thereof;

          (b) Any negligence on the part of the Tenant or any of its agents, contractors, servants, employees, licensees or invitees;

          (c) Any accident, injury, damage to any person or property occurring in, or about the Leased Premises.

          (d) Subject to the provisions of Article 22.1, the foregoing shall not require indemnity by Tenant in the event of damage or injury occasioned by the negligence or acts of commission or omission of the Landlord, its agents, servants or employees.

Landlord shall promptly notify Tenant of any such claim asserted against it and shall promptly send to Tenant copies of all papers or legal process served upon it in connection with any action or proceeding brought against Landlord by reason of any such claim.

     33.  LEASE CONSTRUCTION
          ------------------
          This lease shall be construed pursuant to the laws of the State of New Jersey.

     34.  BIND AND INURE CLAUSE
          ---------------------
          The terms, covenants and conditions of the within lease shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     35.  DEFINITIONS
          -----------
          The neuter gender, when used herein and in the acknowledgment hereafter set forth, shall include all persons and corporations, and words used in the singular shall include words in the plural where the text of the instrument so requires.

     36.  DEFINITION OF TERM OF "LANDLORD"
          --------------------------------
          When the term "Landlord" is used in this lease it shall be construed to mean and include only the owner of the title to the Property. Upon the transfer by the Landlord of title to the Property, the Landlord shall advise the Tenant in writing by certified mail, return receipt requested, of the name of the Landlord's transferee. In such event, the Landlord shall be automatically freed and relieved from and after the date of such transfer of title of all personal liability thereafter arising with respect to the performance of any of the covenants and obligations on the part of the Landlord herein contained to be performed, provided that Landlord shall have transferred the Security Deposit hereunder to such transferee, and provided any such transfer and conveyance by the Landlord is expressly subject to the assumption by the grantee or transferee of the obligations of the Landlord to be performed pursuant to the terms and conditions of the within lease.

     37.  COVENANTS OF FURTHER ASSURANCES
          -------------------------------

          If, in connection with obtaining financing for the improvements on the Property, the Mortgage Lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or refuse its consent thereto, provided that such modifications do not in Tenant's reasonable judgment increase the obligations of Tenant hereunder, materially decrease Tenant's rights hereunder, or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Leased Premises.

     38.  COVENANT AGAINST LIENS
          ----------------------

          Tenant agrees that it shall not encumber, or suffer or permit to be encumbered, the Property or the fee thereof by any lien, charge or encumbrance, and Tenant shall have no authority to mortgage or hypothecate this lease in any way whatsoever. Any violation of this Article shall be considered a material breach of this lease.

     39.  SUBORDINATION
          -------------

          This lease shall be subject and subordinate at all times to the lien of any mortgages or ground leases or other encumbrances now or hereafter placed on the Property without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination, but Tenant covenants, and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of the lease to the lien of any such mortgage or ground lease or other encumbrances as shall be desired by a mortgagee or proposed mortgagee or by any person. Tenant appoints Landlord the attorney in fact of the Tenant irrevocably, to execute and deliver any such instrument or instruments for and in the name of Tenant, provided, however, that any such mortgagee shall not disturb Tenant and Tenant's possession of the Premises so long as Tenant is not in default hereunder. Landlord hereby agrees that it shall obtain, for the benefit of Tenant, a Subordination, Non-Disturbance and Attornment Agreement from all mortgagees of the

Property, it being understood that any such Subordination, Non-Disturbance and Attornment Agreement shall be written upon the applicable mortgagee's customary form. Tenant shall have the right to negotiate the form of such agreement with Landlord's mortgagee, but the mortgagees, failure to agree to any changes requested by Tenant shall not alter Tenant's obligations hereunder.

     40.  EXCULPATION OF LANDLORD
          -----------------------

          Neither Landlord nor its principals shall have any personal obligation for payment of any indebtedness or for the performance of any obligation under this lease but the payment of the indebtedness and the performance of obligations expressed herein may be enforced only against the Property, and the rents, issues and profits thereof, and the Tenant agrees that no deficiency judgment or other judgment for money damages shall in any event be entered by it against the Landlord or its principals personally in any action; provided, however, that the provisions of this paragraph shall in no way affect Tenant's other remedies for the payment of any indebtedness or for the enforcement of Landlord's covenants under this lease.

     41.  NET RENT
          --------

          It is the purpose and intent of the Landlord and Tenant that the rent shall be absolutely net to Landlord, so that this lease shall yield, net, to Landlord, the Fixed Rent specified in Article 3 and all Additional Rent, in each month during the term of the lease, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Leased Premises which may arise or become due during or out of the term of this lease, shall be paid by the Tenant, except for such obligations and charges as have otherwise expressly been assumed by the Landlord in accordance with the terms and conditions of the lease.

     42.  SECURITY
          --------

          Upon execution of this lease, the Tenant shall deposit with the Landlord the sum of FORTY SEVEN THOUSAND TWO HUNDRED FIFTY AND 00/100 ($47,250.00) DOLLARS as security for the full and faithful performance of this lease upon the part of the Tenant to be performed. Upon termination of this lease, and providing the Tenant is not in default hereunder and has performed all of the conditions of this lease, the Landlord shall return the said sum of FORTY SEVEN THOUSAND TWO HUNDRED FIFTY AND 00/100 ($47,250.00) DOLLARS to the Tenant. Anything herein contained to the contrary notwithstanding, it is expressly understood and agreed that the said security deposit shall not bear interest. Tenant covenants and agrees that it will not assign, pledge, hypothecate, mortgage or otherwise encumber the aforementioned security during the term of this lease. It is expressly understood and agreed that the Landlord shall have the right to co-mingle the security funds with its general funds and said security shall not be required to be segregated.

     43.  GLASS
          -----

          The Tenant expressly covenants and agrees to replace any broken glass in the windows or other apertures of the Leased Premises which may become damaged or destroyed at its cost and expense.

     44.  ASSIGNMENT AND SUBLETTING
          -------------------------

          44.1 Tenant shall neither assign this lease nor sublet all or any portion of the Leased Premises without Landlord's prior consent, which consent shall not be unreasonably withheld, subject to Landlord's rights hereinafter provided in Article 44.4. Landlord may withhold such consent if, in the reasonable exercise of its judgment, it determines that any of the following enumerated conditions are applicable:

               (a) the proposed assignee's financial condition is not sufficient to meet its obligations undertaken in such assignment or sublease:

               (b) the proposed use of the Leased Premises is not appropriate for the Building or in keeping with the character of its existing tenancies;

               (c) such assignee's or subtenant's occupancy will cause an excessive density of traffic or make excessive demands on the Building's services, maintenance or facilities;

               (d) such assignee or subtenant is a tenant of and is vacating premises in the Building or any other building owned by Landlord and located in World's Fair Corporate Center;

               (e) the rental obligation of such assignee or subtenant would be less than eighty (80%) percent of Tenant's rental obligations hereunder; or

               (f) Landlord wishes to accept the offer as provided in Article 44.4.

          44.2 Any request by Tenant for Landlord's consent to an assignment of the lease shall state the proposed assignee's address and be accompanied by a profit and loss and balance statements of the proposed assignee for the prior three (3) years, as well as duplicate original of the instrument of assignment (wherein the assignee assumes, jointly and severally with Tenant, the performance of Tenant's obligations hereunder).

          44.3 Any request by Tenant for Landlord's consent to a sublease shall state the proposed subtenant's address and be accompanied by profit and loss and balance statements of the proposed subtenant for the prior three (3) years, as well as a duplicate original of the instrument of sublease (wherein Tenant and the proposed subtenant agree that such sublease is subject to the lease and such subtenant agrees that, if the lease is terminated because of Tenant's default, such subtenant shall, at Landlord's option, attorn to Landlord).

          44.4 Any request by Tenant for Landlord's consent to an assignment of the lease or a sublease of all or substantially all of the Leased Premises shall clearly set forth the proposed terms of such proposed assignment or sublease and shall constitute Tenant's offer to cancel the lease. Landlord may accept such offer by notice to Tenant within fifteen (15) days after Landlord's receipt thereof, in which event, the lease shall terminate as of the end of the month following the month in which such notice is sent (with the same effect as if such date were the date fixed herein for the natural expiration of the term), Fixed Rent and Additional Rent shall be apportioned to such date, Tenant shall surrender the Leased Premises on such date as herein provided, and subject to payment of required lease adjustments, the parties shall thereafter have no further liability one to the other. If Landlord fails to send such notice, Tenant, within twenty (20) days after the expiration of such fifteen (15) business day period, may assign the lease or sublet all or substantially all of the Leased Premises to the proposed assignee or subtenant and upon the terms specified in such request, subject, however, to Landlord's rights under Article 44.1(a) through (e).

          44.5 In the event of a permitted assignment, Landlord may collect Fixed Rent and Additional Rent directly from the assignee. In the event of a permitted sublease, Landlord may, if Tenant defaults hereunder, collect Fixed Rent and Additional Rent directly from the subtenant. In either such event, Landlord may apply any amounts so collected to the Fixed Rent and Additional Rent hereunder without thereby waiving any provisions hereof or releasing Tenant from liability for the performance of its obligations hereunder. In any event, Tenant shall pay to Landlord, as Additional Rent, one half (1/2) of all amounts received by Tenant from any assignee or subtenant, in excess of the pro rata (per square foot) Fixed Rent and Additional Rent payable by Tenant hereunder, after first deducting therefrom all costs and expenses incurred by the Tenant in connection with such assignment or subletting.

          44.6 Landlord's consent to any assignment or sublease hereunder shall not be deemed a consent to any further proposed assignment or sublease by Tenant or any one claiming under or through the Tenant, except in accordance with this Article 44.

          44.7 It is expressly understood and agreed that Tenant's Option to Extend, as hereinafter set forth in Article 48, shall be personal to Tenant only, and may not be exercised by any permitted assignee or subtenant hereunder. It is understood and agreed that Tenant's Option to Extend shall be null and void in the event that fifty (50%) percent or more of the Leased Premises have been sublet by the Tenant prior to the date set for the exercise by Tenant of the Option to Extend hereinafter set forth.

     45.  FINANCIAL STATEMENTS
          --------------------

          The Tenant agrees, at the request of the Landlord, to be made not more than once during any lease year, to furnish its latest current income and balance statements, certified to by an officer of the corporation.

     46.  TENANCY REVIEW
          --------------

          The within lease is conditioned upon and subject to the approval of the Tenant's use and occupancy of the Leased Premises by the Township of Franklin. In the event said approval is not obtained, the within lease shall be deemed to be null and void.

     47.  EXECUTION AND DELIVERY
          ----------------------

          The submission of the within lease by Landlord to Tenant for review and approval shall not be deemed an option to lease, an offer to lease, or a reservation of the Leased Premises in favor of Tenant, it being intended that no rights or obligations shall be created by Landlord or Tenant until the execution and delivery of the within lease by Landlord and Tenant, one to the other.

     48.  OPTION TO EXTEND
          ----------------

          Provided the Tenant is not in default pursuant to the terms and conditions of this lease, the Tenant is hereby given the right and privilege to extend the within lease, for two (2) successive extension periods the first (1/st/) extension term for three (3) years and the second (2/nd/) extension term for five (5) years, to commence at the end of the initial term of this lease and the first extension term, as applicable, which extensions shall be upon the same terms and conditions as in this lease contained, except as follows:

          (1) During the first (1/st/) three (3) year extension period, Tenant shall pay Fixed Rent in the amount of THREE HUNDRED TWENTY SIX THOUSAND ONE HUNDRED THIRTY AND 00/100 ($326,130.00) DOLLARS per annum payable in equal installments of TWENTY SEVEN THOUSAND ONE HUNDRED SEVENTY SEVEN AND 50/100 ($27,177.50) DOLLARS per month in the same manner as hereinabove provided in
Article 3.

          (1) During the second (2/nd/) five (5) year extension period, Tenant shall pay Fixed Rent in the amount of THREE HUNDRED SIXTY FIVE THOUSAND FOUR HUNDRED AND 00/100 ($365,400.00) DOLLARS per annum payable in equal installments of THIRTY THOUSAND FOUR HUNDRED FIFTY AND 00/100 ($30,450.00) DOLLARS per month in the same manner as hereinabove provided in Article 3.

          (2) The right, option, and privilege of the Tenant to extend this lease as hereinabove set forth is expressly conditioned upon the Tenant delivering to the Landlord, in writing, by certified mail, return receipt requested, twelve (12) months' prior notice of its intention to extend, which notice shall be given to the Landlord by the Tenant no later than twelve (12) months prior to the date fixed for termination of the original term of this lease or the first extension term, as the case may be.

          (3) The obligation to pay the Fixed Rent as hereinabove provided shall be in addition to the obligation to pay all Additional Rent and other charges required by the terms and conditions of this lease.

     49.  RIGHT OF FIRST OFFER ON CONTIGUOUS SPACE
          ----------------------------------------

          It is understood and agreed that in the event any space contiguous to the Leased Premises is to become available (after the initial leasing thereof) during the term of the within lease agreement, as extended, the Landlord shall give written notification of such availability to the Tenant, which notice shall set forth the rental and other terms upon which Landlord is willing to lease said space to the Tenant. Tenant shall then have a period of ten (10) days within which to accept Landlord's offer to lease said space to the Tenant, which election by Tenant shall be made by written notice to Landlord within said ten (10) day period. In the event Tenant elects not to lease said space, or fails to notify Landlord of its election within said ten (10) day period, Landlord shall then be free to lease said contiguous space to any third party free and clear of Tenant's rights under this Article. If Tenant elects to take such contiguous space, Tenant shall enter into an amendment to this lease agreement incorporating the contiguous space into the premises leased hereunder within thirty (30) days after Landlord's written notice to Tenant.

    IN WITNESS WHEREOF, the parties have hereunto set their hands and seals or caused these presents to be signed by its proper corporate officers and caused its proper corporate seal to be hereunto affixed, the day and year first above written.

WITNESS:                               FIRST INDUSTRIAL, L.P.
                                       By: FIRST INDUSTRIAL REALTY TRUST, INC.

/s/ Mary Ann E. Russell                By: /s/ Hayden Tiger
-----------------------------             ------------------------------------
                                          Hayden Tiger, Regional Director

ATTEST:                                MULTILINK TECHNOLOGY CORPORATION

_____________________________          By: /s/ Richard N. Nottenburg
                                          ------------------------------------
(Affix Corporate Seal)

STATE OF NEW JERSEY    )
                       )ss.:
COUNTY OF ESSEX        )

    BE IT REMEMBERED, that on this 29/th/ day of December 1999, before me, the subscriber, MARY ANN E. RUSSELL, personally appeared HAYDEN TIGER, who, I am satisfied, is the person who signed the within Instrument as Regional Director, of FIRST INDUSTRIAL REALTY TRUST, INC., a Delaware corporation, a General Partner of FIRST INDUSTRIAL, L.P., the Landlord named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed and sealed with the corporate seal and delivered by him as such officer, and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.

                                           /s/ Mary Ann E. Russell
                                           -----------------------------------

                                                    MARY ANN E. RUSSELL
                                            Notary Public State of New Jersey
                                           My Commission Expires July 20, 2003


STATE OF NEW JERSEY   )
                      ) ss.:
COUNTY OF SOMERSET    )

     BE IT REMEMBERED, that on this 17/th/ day of December 1999, before me, the subscriber, Richard Nottenburg personally appeared , who, I am satisfied, is
the person who signed the within Instrument        as of MULTILINK TECHNOLOGY
CORPORATION, a California corporation, the Tenant named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed and sealed with the corporate seal and delivered by him as such officer, and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.

                                            /s/ Richard N Nottenburg
                                            ------------------------------------

          /s/ Ronald K Robinson
          -----------------------
          Notary Public NJ
          Commission Expires 18/1/03
          Ronald K Robinson

                                  "EXHIBIT A"

                              [MAP APPEARS HERE]

LEASE AGREEMENT

BY AND BETWEEN:

FIRST INDUSTRIAL, L.P.,
a Delaware limited partnership,

                          "Landlord"

-and-

MULTILINK TECHNOLOGY CORPORATION
a California corporation,

                          "Tenant"

-----------------------------------------
DATED: 12/29/99
-----------------------------------------

               LAW OFFICES
    EPSTEIN, BROWN, MARKOWITZ & GIOIA
        A Professional Corporation
         245 Green Village Road
             P.O. Box 901
    Chatham Township, NJ 07928-0901
            (973) 593-4900
          Fax (973) 593-4966
U:\USERS\IN\FIRST\165l0.139\LEASE.005 (mf)